Vessels and Other Fixed Assets, Net (Table) (Details) (USD $) In Thousands, unless otherwise specified	6 Months Ended	12 Months Ended
	Jun. 30, 2013	Dec. 31, 2012
Cost
Vessels	$ 422,325	$ 772,981
Other fixed assets	790	679
Impairment charge	0	(303,219)
Total cost	423,115	470,441
Accumulated depreciation	(147,505)	(179,234)
Vessels and other fixed assets, net	$ 275,610	$ 291,207